                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 11, 2005
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    333-116820-03                       13-3416059
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(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                       Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street  New York, New York                                                       10080
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(Address of Principal Executive Offices)                                                 (Zip Code)

        Registrant's telephone number, including area code (212) 449-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events
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Item 8.01.  Other Events.
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         It is expected that during March 2005, a single series of certificates, expected to be titled Merrill Lynch Mortgage Trust 2005-MKB2, Commercial
Mortgage Pass-Through Certificates, Series 2005-MKB2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and
Servicing Agreement"), to be entered into by and among Merrill Lynch Mortgage
Investors, Inc. (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the
Certificates (the "Underwritten Certificates") will be registered under the
Registrant's registration statement on Form S-3 (no. 333-116820) and sold to
Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities
LLC and KeyBanc Capital Markets, a Division of McDonald Investments Inc.
(collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1 and Exhibit 99.2 hereto, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the
Securities and Exchange Commission (the "Commission") to Kidder, Peabody
Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter made available May 27,
1994 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters.
The information in such Computational Materials and/or ABS Term Sheets is preliminary and will be superseded by the final prospectus supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and/or ABS Term
Sheets previously filed by the Registrant with respect to the Underwritten
Certificates are inconsistent with the Computational Materials and/or ABS Term
Sheets attached hereto, such previously filed Computational Materials and/or ABS
Term Sheets are superseded by the Computational Materials and/or ABS Term Sheets
attached hereto.

Section 9.  Financial Statements and Exhibits.
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1              Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the
                  Underwritten Certificates.

99.2              Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the
                  Underwritten Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 16, 2005

                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                        By:  /s/ George H. Kok
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                             Name:  George H. Kok
                             Title: Senior Vice President

                                  EXHIBIT INDEX
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                  The following exhibits are filed herewith:

Exhibit No.                                                                           Page
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99.1              Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the
                  Underwritten Certificates.

99.2              Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the
                  Underwritten Certificates.